Leases	12 Months Ended
Dec. 31, 2018
Presentation of leases for lessee [abstract]
Disclosure of leases [text block]

22 Leases

Equinor leases certain assets, notably drilling rigs, vessels and office buildings. Lease contracts committed by a licence are presented net, based on Equinor’s participation interest in the respective licences. Lease contracts for helicopters, supply vessels and other assets used to serve a group of licences are presented net based on Equinor’s average participation interests in these licences.

In 2018, net rental expenditures were USD 2,080 million (USD 2,075 million in 2017 and USD 2,569 million in 2016). No material contingent rent payments have been expensed in 2018, 2017 or 2016.

The information in the table below shows future minimum lease payments due under non-cancellable operating leases at 31 December 2018:

	Operating leases
(in USD million)	Rigs	Vessels	Land and buildings	Storage	Other	Total

2019	998	662	143	83	113	2,001
2020	523	599	141	60	84	1,406
2021	349	534	140	41	50	1,114
2022	372	384	136	40	28	960
2023	280	316	198	25	13	832
2024-2028	75	789	544	68	50	1,527
2029-2033	-	131	223	6	17	376
Thereafter	-	-	32	-	7	39

Total future minimum lease payments	2,597	3,414	1,558	322	363	8,253

Equinor had certain operating lease contracts for drilling rigs at 31 December 2018. The remaining significant contracts' terms range from one month to six years. Rig lease agreements are for the most part based on fixed day rates. Certain rigs have been leased by Equinor and assigned in whole or for part of the lease term mainly to Equinor operated licences on the Norwegian continental shelf. These leases are included net (Equinor share) as operating leases in the table above.

Certain contracts include both lease- and non-lease components. These non-lease components, mainly relating to operations of drilling rigs and vessels, are estimated to approximately USD 1.5 billion and are included in the figures above.

Equinor has a long-term time charter agreement with Teekay for offshore loading and transportation in the North Sea. The contract covers the lifetime of applicable producing fields and at year end 2018 includes three crude tankers. The contract's estimated nominal amount was approximately USD 529 million at year end 2018, and it is included in the category Vessels in the table above.

The category Land and buildings include future minimum lease payments from Equinor ASA to related parties of USD 474 million regarding the lease of one office building located in Bergen and one in Harstad, both owned by Equinor`s pension fund (“Equinor Pension”). These operating lease commitments extend to the year 2037. USD 356 million of the total is payable after 2022.

Equinor had finance lease liabilities of USD 432 million at 31 December 2018. The nominal minimum lease payments related to these finance leases amount to USD 555 million. Property, plant and equipment includes USD 380 million for finance leases that have been capitalised at year end (USD 439 million in 2017), mainly presented in the category Machinery, equipment and transportation equipment, including vessels in note 10 Property, plant and equipment.

Certain contracts contain renewal options. The execution of such options will depend on future market development and business needs at the time when such options are to be exercised.